                                                                    Exhibit 23.5


                  CONSENT OF INDEPENDENT PETROLEUM CONSULTANTS

         Wright & Company, Inc., (Wright) hereby consents to the reference to our name in the Annual Report on Form 10-K/A of Range Resources Corporation (the Company) for the year ended December 31, 1998.

                                                        WRIGHT AND COMPANY, INC.


Wright & Company, Inc.
Brentwood, TN
September 16, 1999